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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003



                           PATTERSON-UTI ENERGY, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                                 0-22664                              75-2504748
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)



                    4510 LAMESA HIGHWAY
                       SNYDER, TEXAS                                                  79549
         (Address of principal executive offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (325) 574-6300


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1 Press Release dated July 23, 2003, relating to the financial results of Patterson-UTI Energy, Inc. for the quarter ended June 30, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         Patterson-UTI Energy, Inc. (the "Company") wishes to disclose its press release dated July 23, 2003, relating to the Company's financial results for the quarter ended June 30, 2003, furnished herewith as Exhibit 99.1

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 12, "Results of Operations and Financial Condition", of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PATTERSON-UTI ENERGY, INC.

Dated:  July 23, 2003            By:     /s/ Jonathan D. Nelson
                                         ---------------------------------------
                                              Jonathan D. Nelson
                                   Vice President, Chief Financial Officer,
                                            Secretary and Treasurer





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                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------
99.1                  Press Release dated July 23, 2003, relating to the
                      financial results of Patterson-UTI Energy, Inc. for the
                      quarter ended June 30, 2003